CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH
       THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS

                                     PRODUCT
                          PURCHASE AND SUPPLY AGREEMENT

     This Product Purchase and Supply Agreement (together with its exhibits, the "AGREEMENT") is entered into by and between Cytogen Corporation ("CYTOGEN"), with offices at 650 College Road East, Suite 3100, Princeton, NJ 08540 and Oncology Therapeutics Network, J.V., (the "DISTRIBUTOR"), a Delaware limited partnership, with offices at 395 Oyster Point Blvd., Suite 500, South San Francisco, California 94080, effective as of June 20, 2006 (the "Effective Date").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS,   Cytogen,  or  its  licensors,   will  from  time  to  time  file
applications with the United States Food and Drug Administration for approval to market and sell its pharmaceutical products, in the United States; and

     WHEREAS, Cytogen intends to appoint Distributor to provide distribution services to users of its products listed in EXHIBIT A; and

     WHEREAS, Distributor, together with its third party logistics provider (if applicable), possesses the expertise to warehouse and distribute pharmaceutical products; and

     WHEREAS, Cytogen is willing to appoint Distributor as a distributor of its products on the terms and conditions set forth in this Agreement and Distributor is willing to accept such appointment.

     NOW, THEREFORE, in consideration of the above recitals, the terms and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1.0  DEFINITIONS

     1.1.      "Agreement"  means this Product  Purchase  and Supply  Agreement,
                ---------
               together with all exhibits, appendices and statements of work attached hereto, as amended from time to time by the Parties in accordance with Section 14.5.

     1.2.      "Applicable   Law"  means  all  applicable   ordinances,   rules,
                ----------------
               regulations, laws, guidelines, guidance, requirements and court orders of any kind whatsoever of any United States government, state government (including, without limitation, any State Board of Pharmacy) as amended from time to time.

     1.3.      "Confidential  Information"  has the meaning set forth in Section
                -------------------------
               11.3.

     1.4.      "Cytogen  Contracts"  means those  contracts  between Cytogen and
                ------------------
               customers of Distributor.

     1.5.      "Cytogen Indemnities" has the meaning set forth in Section 7.2.
                -------------------

     1.6.      "Distributor  Indemnitees"  has the  meaning set forth in Section
                ------------------------
               7.1.

     1.7.      "Parties"  means Cytogen and  Distributor  together,  and "Party"
                -------
               means either of them as the context requires.

     1.8.      "United States" means the fifty United States and the District of
                -------------
               Columbia.

     1.9       "Product(s)" means the pharmaceutical  products distributed under
                ----------
               this Agreement, as set forth in the Product List attached hereto as EXHIBIT A, as may be added to from time to time.

     1.10       "Product Attachment" has the meaning set forth in Section 2.2.
                 ------------------

2.0  PURCHASE AND SUPPLY COMMITMENTS

     2.1.      Appointment as Distributor.  Cytogen hereby appoints Distributor,
               --------------------------
               and Distributor hereby accepts appointment, as the exclusive Distributor of Products listed in EXHIBIT A in the United States. Products will be added to the Agreement upon the mutual written agreement of the parties, in accordance with Section 2.2. Distributor shall not sell Products other than under the terms of this Agreement without the prior written consent of Cytogen. Distributor will maintain all facilities, personnel and infrastructure within compliance of all Applicable Law.

     2.2.      Product Attachment. For each Product added to the Product List, a
               ------------------
               Product Attachment, in the form of EXHIBIT B (a "Product Attachment"), will be executed by both parties. When executed, the Product Attachment will be incorporated in and will become a part of this Agreement. In the event of any conflict between the terms of this Agreement and the terms of a Product Attachment, the Product Attachment will govern.

     2.3.      Shipping, Distribution and Delivery.
               -----------------------------------

               2.3.1 Cytogen (or its contract supplier) shall ship Products to Distributor's warehouse or other facility identified in its purchase order at such times as may be mutually agreed when reasonably necessary to fill Distributor's orders. Henceforth, references in the Agreement to purchases of Product by Distributor shall include, where applicable, purchases of Product by a third party logistics provider. Expedited shipments to Distributor will require written notification to Cytogen and may require payment of additional fees. Except for consignment inventory, title and risk of loss to each order of Products shipped to Distributor hereunder shall pass to Distributor at the point of delivery to Distributor's designated warehouse facilities (F.O.B. Distributor's warehouse facilities, freight prepaid). In addition, Distributor shall charge Cytogen, and Cytogen shall pay, all shipping costs associated with shipments of Product to customers for orders taken on behalf of Cytogen.

               2.3.2 Cytogen agrees to use its commercially reasonable efforts to provide Distributor's requirements for Products in a timely fashion without interruption. In the event of a shortage of Products, Cytogen reserves the right to allocate available supplies of Products amongst all purchasers in its sole discretion.

               2.3.3 Distributor shall carefully examine Products upon delivery and shall notify Cytogen no later than [**] days following receipt of goods visibly damaged in transit or receipt of goods that have been in transit for a period greater than [**]. Along with notice of any defects, Distributor shall furnish to Cytogen a detailed description of the nature of the defect. Upon receipt of notice of any defect, Cytogen, at its option, shall physically examine and/or issue a return authorization and replace any defective Product or issue Distributor a credit in the amount of the purchase price, less any prompt payment discount and processing fees. Distributor will, at Cytogen's written request (in the form of a disposition letter from Cytogen's Quality Assurance Department) and expense, follow Cytogen's instructions to dispose of any Product delivered to Distributor that contains a defect and will provide Cytogen with a Certificate of Destruction. Cytogen shall not be otherwise liable to Distributor. In the absence of written notice from Distributor to Cytogen in accordance with the terms of this Section 2.3.3, a shipment of any Product shall be deemed to have been delivered and accepted by Distributor as complete and in satisfactory condition. Distributor shall cooperate with Cytogen in investigating the cause of any defect in a Product.

               2.3.4 Distributor agrees to store Products, at all times, in accordance with the storage requirements [**] set forth in the approved product labeling for each Product, which will be provided by Cytogen as part of the Product Attachment, and which may be amended or supplemented from time to time by Cytogen in writing. Distributor will require its customers to comply with the terms of the approved product labeling for each Product as a condition of sale. Distributor will ship Product to its customers using qualified shipping procedures and containers so as to maintain the labeled temperature requirements of the Product. Distributor also agrees to notify Cytogen immediately upon excursions in storage conditions at Distributor's facilities or as reported by Distributor's customers. Distributor will keep Cytogen informed regarding all temperature excursion investigations, including, without limitation, providing Cytogen with all related documents and reports.

               2.3.5 Distributor shall be solely responsible for implementing and maintaining health and safety procedures for handling of Products at Distributor's facilities. Such procedures shall comply with all applicable laws and regulations. Cytogen shall have no responsibility for developing, implementing or overseeing Distributor's health and safety programs. Cytogen shall provide Distributor with all information regarding known or potential hazards associated with Products, and Cytogen shall comply with all current legislation and regulations concerning the shipment of Products by land, sea or air.

               2.3.6 Cytogen shall accept returns of [**] to obtain, at Cytogen's option, replacement goods or credit. Distributor shall, at Cytogen's request, follow Cytogen's instructions to destroy any such Product and will provide upon request, a Certificate of Destruction for all destroyed Product. Cytogen has the right to change its return policy upon [**] prior written notice to Distributor.

               2.3.7     For  any  returned  drug  products  (as  defined  in 21
                         CFR ss. 211.204), Distributor shall supply to Cytogen the lot number (or control number or batch number) of such product, reason for the return, quantity returned, date of return, and the name of the customer returning the product.

               2.3.8 Cytogen agrees that during the term of this Agreement or any renewal thereof, it shall not discontinue sale of Products to Distributor except on [**] prior written notice unless otherwise required by law or by order of any governmental or judicial body having jurisdiction over Cytogen, or in connection with a termination pursuant to Section 13.

               2.3.9 Distributor agrees to use its commercially reasonable efforts to successfully distribute Products in the United States.

               2.3.10 Distributor agrees to provide written notification to Cytogen of sales to unrelated third party distributors and wholesalers within [**] of each such sale.

               2.3.11 In the event that a Distributor customer requests drop shipment of a Product, Distributor agrees to send a drop shipment request in writing via facsimile to Cytogen identifying the Distributor customer requesting the drop shipment, the Distributor customer's address and phone number to Cytogen's designated drop shipper. If Cytogen accepts such drop shipment request, Cytogen shall charge Distributor [**] plus shipping charges for each drop shipment made to a Distributor customer.

               2.3.12 Cytogen shall have the right to designate a third party to receive notice and manage Cytogen's obligations under Sections 2.3.3, 2.3.6 or 2.3.7 of this Section 2.

               2.3.13 Not more often than [**], Cytogen, or its authorized representative, will have the right, at Cytogen's sole cost and expense and upon giving reasonable notice to Distributor, to visit Distributor's warehouse and other facilities. During any such visit, Cytogen will have the right to: (a) inspect the storage facilities; (b) inspect storage procedures; (c) inspect records, reports and other documentation pertinent to the transport or storage of Products (including any internal quality control audits or reviews conducted by Distributor), during normal business hours; and (d) perform a physical count of goods. Notwithstanding anything to the contrary, Cytogen or its authorized representative, will have the right to: (A) [**]; and
                         (B) conduct more than [**] per year where additional inspection is necessary (i) due to the receipt by Distributor of any communication from a relevant regulatory authority threatening supply of the Products as a result of compliance deficiencies at the storage facilities, or (ii) if Distributor was
                         found  to  be  in  material  non-compliance   of   this
                         Agreement in the last inspection where such non-compliance relates to the storage of the Products.

               2.3.14 Distributor shall aid Cytogen in all Product-related investigations relative to Adverse Events and Product Complaints.

               2.3.15 Distributor shall secure any governmental or regulatory approvals, at its own expense, necessary for its purchase, use or resale of the Products and provide proof of regulatory notification or approval as requested by Cytogen.

               2.3.16 The intent of the parties with respect to the flow of inventory under this Agreement is set forth in the flow chart attached as EXHIBIT D.

3.0  PRICING

     3.1. Distributor agrees to pay for each Product based on the purchase price schedule in the Product Attachment in EXHIBIT B for such Product, which may be amended from time to time at Cytogen's discretion. Distributor shall pay Cytogen invoices in accordance with due dates as specified in EXHIBIT C ("FEE SCHEDULE").

               Cytogen agrees to pay OTN minimum management fees of [**] to cover costs associated [**]. Any commissions or management fees paid to OTN will be deducted from this amount.

     3.2. Distributor will recognize and administer Cytogen Contracts pursuant to which Cytogen and Cytogen customers have established prices at which the customer may purchase Product, subject to the continued validity of Cytogen Contracts in accordance with applicable law, including without limitation the Federal Anti-kickback statute, 42 U.S. ss.1320a-7b. The wholesale acquisition cost to be charged by Cytogen to Distributor for Product shall be set forth in the Product Attachment in EXHIBIT B for such Product.

4.0  OTHER SERVICES

     4.1 Cytogen and Distributor may develop and enter into one or more Statements of Work incorporating a description of additional services requested by Cytogen (each, and as modified by the parties from time to time, an "SOW"). Such services shall be paid
                                              ---
               on a  fee-for-service  basis and each SOW will set forth  project scope, schedule, project activities and tasks, payment terms, Distributor personnel to be dedicated to the Work and roles and responsibilities of the parties. Distributor will provide the services described in each SOW (the "Work"). To the extent there
                                                    ----
               are any conflicts between this Agreement and any SOW, the provisions of this Agreement shall control.

5.0  GENERAL WARRANTIES

     5.1       Cytogen  Representations  and Warranties.  Cytogen represents and
               ----------------------------------------
               warrants that upon delivery to Distributor, Products shall: (a) be in compliance with applicable law and all regulatory requirements of the Food and Drug Administration ("FDA"), including those related to the adulteration or misbranding of products within the meaning of Sections 501 and 502 of the Food Drug and Cosmetics Act ("FDCA"); (b) not be articles which may not be introduced into interstate commerce pursuant to the requirements of Sections 505, 514, 515, 516 or 520 of the FDCA; and (c) be manufactured in accordance with current FDA Good Manufacturing Practices as required by 21 C.F.R. ss.ss. 210 and 820.

               THE WARRANTIES IN SECTION 5.1 ARE THE SOLE AND EXCLUSIVE WARRANTIES OF CYTOGEN AS TO THE PRODUCTS, AND ARE EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES, ORAL OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY ORAL OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE.

     5.2       Distributor    Representations   and   Warranties.    Distributor
               -------------------------------------------------
               represents and warrants that: (a) it possesses and will maintain all federal, state and local licenses and permits necessary to its performance of this Agreement and agrees to comply, in all material respects, with all Applicable Law; (b) Distributor is not now nor has in the past been debarred by the United States Food and Drug Administration under the Generic Drug Enforcement Act of 1992; (c) Distributor shall properly supervise all persons performing the services hereunder and shall ensure that any and all such persons comply with the terms of this Agreement; (d) the services to be performed under this Agreement will be performed in a good and workmanlike manner in accordance with standard industry custom; (e) Distributor has adequate staff and facilities to complete the services in a timely manner; (f) Distributor will not infringe the intellectual property rights on any third party during the performance of its duties hereunder and the services hereunder; (g) for the duration of the Agreement, Distributor's warehouse facilities for the Products shall comply with Applicable Law; and (h) it shall not make any representation to a third party concerning the Products which has not been approved or endorsed by Cytogen.

     5.3       Representations  and  Warranties  of  the  Parties.  Each  of the
               --------------------------------------------------
               Parties  represents  and  warrants to the other party as follows:
               (a) it is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (b) , (2) it has the power and authority to carry on its business as it is now being conducted; (c) it has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; (d) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) it is in compliance with all requirements of Applicable Laws, except to the extent that any noncompliance would not materially adversely affect such party's ability to perform its obligations under the Agreement; (e) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms; (f) all necessary consents, approvals and authorizations of all regulatory authorities and other persons required to be obtained by such party in connection with the Agreement have been obtained; (g) the execution and delivery of this Agreement and the performance of such Party's obligations hereunder do not conflict with or violate any requirement of
               Applicable Laws and do not materially conflict with, or constitute a material default or require any consent under, any contractual obligation of such Party.

6.0  REGULATORY MATTERS

     6.1       FDA  Clearance.   Cytogen   represents  that,  upon  delivery  to
               --------------
               Distributor, Products will have been approved by the FDA to be marketed in the United States, and that all international, federal and state approvals and permits for the manufacture, importation, design, testing, inspection, labeling, and instructions for use, sale and distribution of Products in the United States have been obtained. Cytogen agrees that it shall be solely responsible for, and comply with, all applicable international, federal and state laws governing the regulation of the manufacture, importation, design, testing, inspection, labeling, sale, and instructions for use of the Product in the United States and its Territories.

     6.2       Inspections.
               -----------

               6.2.1 Distributor agrees to cooperate with any inspection of Product shipment conducted by a governmental agency.

               6.2.2 Distributor shall notify Cytogen immediately of any inspection by any international, federal, state or local regulatory or governmental representative concerning Products and shall provide Cytogen with a copy of the results of such inspection and such actions, if any, taken to remedy conditions cited in such inspections. Distributor shall keep Cytogen informed of all relevant events during any governmental inspection. Cytogen may, at its discretion and with agreement of Distributor regulatory personnel, be present for any governmental inspection should the need arise.

     6.3       Complaints, Adverse Reactions, Recalls.
               --------------------------------------

               6.3.1 Each Party agrees to inform the other Party promptly (but in no event later than [**] after becoming aware) of any information concerning complaints involving a Product complaint (as defined in 21 CFR ss. 211.198). Distributor shall supply the name of the drug product, lot number, name of complainant, and nature of complaint.

               6.3.2 Each Party agrees to inform the other Party promptly (but in no event later than [**] after becoming aware) of any information concerning adverse drug experiences (as defined in 21 CFR ss. 314.80), injury, toxicity, sensitivity reaction associated with the clinical use of a Product, whether or not considered related to a Product, or adulteration or misbranding of a Product by any distributor, wholesaler or other third party. All notifications under this Section shall be made by calling 1-866-692-6374 and shall, upon request, be confirmed by facsimile on Cytogen's designated adverse event forms (FDA Med Watch Form, 3500A).

               6.3.3     If  there  is a  recall  or  withdrawal  of a  Product,
                         Distributor agrees to stop shipping recalled lots immediately, and in no event later than [**] after Distributor receives written notification of such recalls. Distributor shall cooperate fully in any such recall.

               6.3.4 Cytogen agrees to reimburse Distributor for any documented reasonable costs or expenses (including reasonable attorneys' fees) that Distributor actually may incur due to recalls, withdrawals, or replacements of any Product imposed by Cytogen or the FDA. Distributor shall prepare a detailed invoice of such costs or expenses, and undisputed amounts shall be paid by Cytogen within thirty (30) days of its receipt of such invoice. Pursuant to Section 8, Cytogen shall have the right to conduct an audit, or have an independent auditor conduct and audit, of Distributor's books and records to verify that such costs and expenses are properly chargeable in accordance with generally accepted accounting principles.

     6.4       Compliance  with Law.  Distributor  shall at all times during the
               --------------------
               term of this Agreement comply, with all international, federal and state laws, regulations and orders applicable to its operations as a wholesale and/or retail Distributor including, without limitation, the Federal Anti-kickback Statute, 42 U.S.C. ss. 1320(a)-7b, and the Federal Self-Referral Law, 42 U.S.C. ss. 1395nn.

     6.5       Compliance with Fee, Rebate and Discount Laws.  Distributor shall
               ---------------------------------------------
               disclose all fees and/or discounts required to be disclosed under any state or federal program which provides cost or charge based reimbursement to Distributor for the Products provided under this Agreement as required by the applicable laws, including 42 U.S.C. ss.1320(a)-7b. Distributor further represents and warrants that it, and any of its Affiliates, are in compliance with, and during the term of this Agreement covenants that it and its Affiliates shall remain in compliance with, any federal or state laws applicable to the fees, rebates or discounts paid by Cytogen pursuant to this Agreement, including without limitation, any laws requiring the proper disclosure and/or reporting of fees, rebates or discounts. Without limiting the generality of the foregoing, Distributor shall comply with any applicable reporting requirements to any health care corporation, health care insurer, other third party payor, or patient pursuant to any federal or state laws and regulations.

     6.6.      [**].

7.0  INDEMNIFICATION

     7.1 Cytogen will indemnify, defend, and hold harmless Distributor, its affiliates, parents, subsidiaries, directors, officers, agents and employees (collectively, "DISTRIBUTOR INDEMNITEES") from and against, and reimburse Distributor Indemnitees for, any and all claims, demands, actions, causes of action, losses, judgments, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of settlement) arising out of claims against Distributor Indemnitees arising out of: (a) Cytogen's manufacture of a Product; (b) the death of, or bodily injury to, any person on account of the use of a Product, to the extent such death or bodily injury results from a defect in the design, workmanship or manufacture of that Product; (c) any recall or withdrawal of a Product; (d) Cytogen's violation of any applicable law or government regulation;

               (e) any claims that the Distributor's distribution or sale of a Product infringes the patent or other intellectual property rights of any third party; or (f) any breach by Cytogen of any of its representations, warranties, covenants or agreements in this Agreement. Notwithstanding the foregoing, Cytogen shall have no indemnification obligation or liability to the Distributor Indemnitees for loss or damage resulting from any negligent act or omission or willful misconduct by the Distributor Indemnitees related to the performance of services under this Agreement.

     7.2 Distributor will indemnify, defend, and hold harmless Cytogen, its affiliates, parents, subsidiaries, directors, officers, agents and employees (collectively "CYTOGEN INDEMNITEES") from and against, and reimburse Cytogen Indemnitees for, any and all claims, demands, actions, causes of action, losses, judgments, damages, costs and expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of settlement) arising out of claims against Cytogen Indemnitees arising out of:
               (a) the death of, or bodily injury to, any person on account of the use of a Product, to the extent such death or bodily injury results from Distributor's negligence or willful misconduct; (b) Distributor's violation of any applicable law or governmental regulation; or (c) any breach by Distributor of any of its representations, warranties, covenants or agreements in this Agreement. Notwithstanding the foregoing, Distributor shall have no indemnification obligation or liability to the Cytogen Indemnitees for loss or damage resulting from any negligent act or omission or willful misconduct by the Cytogen Indemnitees related to the performance of services under this Agreement.

     7.3       Each  Party  agrees to  notify  the other  Party  within  [**] of receipt of any  claims  made for which the other  Party  might be liable under Section 7.1 or 7.2, as the case may be. The indemnifying Party shall have the right, but not the obligation, to defend, negotiate and settle such claims; provided; however, that the indemnified Party shall be entitled to participate in the defense of such matter and to employ counsel at its expense to assist therein. The Party seeking indemnification shall provide the indemnifying Party with such information and assistance as the indemnifying Party may reasonably request at the expense of the indemnifying Party. The Parties understand that no insurance deductible shall be credited against losses for which a Party is responsible under this Section 6.

     7.4 Neither Party shall be responsible or bound by any settlement of any claim or suit made without its prior written consent;
               provided,   however,   that  the  indemnified   Party  shall  not
               --------    -------
               unreasonably withhold or delay such consent.

8.0  RECORDS AND ACCOUNTING

     8.1 During the term hereof and for [**] thereafter, or such longer period as may be required by law, the Parties shall maintain accurate records as required to meet applicable local, state and federal laws and regulations. For the same period, except as otherwise required by any such laws or regulations, each Party shall provide the other Party, upon reasonable notice, access to any requested documentation related to the performance of this Agreement during reasonable business hours.

9.0  INSURANCE

     9.1 Cytogen will maintain in effect during the term of this Agreement (and for at least [**] thereafter for claims made coverage) a comprehensive general liability policy and products liability policy on each Product. This comprehensive insurance policy shall be in an amount not less than [**] combined Single Limit Bodily Injury and Property Damage covering its duties and obligations under the Agreement. Cytogen shall use commercially reasonable efforts to provide [**] notice to Distributor in the event of any material modifications, cancellation, or termination thereof. Cytogen agrees to provide Distributor upon request with a certificate of insurance evidencing compliance with this Section
               9.1 within [**] of execution of this Agreement or any Product Attachment hereunder.

     9.2 Distributor and, if applicable, logistics provider, collectively will maintain in effect during the term of this Agreement a comprehensive general liability policy. This comprehensive insurance policy shall be in an amount not less than [**] per occurrence and [**] in the aggregate. Distributor and, if applicable, logistics provider, shall use commercially reasonable efforts to insure that insurer will provide [**] notice to Cytogen in the event of any material modifications, cancellation, or termination thereof. Distributor agrees to provide Cytogen upon request with a certificate of insurance evidencing compliance with this Section 9.2 within [**] of execution of this Agreement or any Product Attachment hereunder.

10.0 FORCE MAJEURE

     10.1 Notwithstanding any provision contained herein to the contrary, neither Party shall be deemed to be in default hereunder for failing to perform or provide any of the services or other obligations to be performed or provided pursuant to this Agreement if such failure is the result of any labor dispute, act of God, inability to obtain labor or materials, governmental restrictions or any other event which is beyond the reasonable control of the Party. In the event of a force majeure occurrence, the Party unable to perform shall promptly notify the other Party in writing and shall use commercially reasonable diligent efforts to resume performance.

11.0 CONFIDENTIALITY

     11.1 Each Party agrees to maintain as confidential both during the term of this Agreement and thereafter all Confidential Information provided to it pursuant to this Agreement and shall not, without the specific written consent of the other Party, disclose it to any third party (except as required by law) or use it for its own purpose (except as contemplated herein).

     11.2 Each Party acknowledges that it may have heretofore received and may from time to time hereafter receive Confidential Information of the other Party, and such Party receiving such Confidential Information shall do the following:

               11.2.1 maintain such Confidential Information in confidence and not disclose such Information to any third party;

               11.2.2 not use such Confidential Information other than in performance of this Agreement;

               11.2.3 disclose such Confidential Information to its employees or to employees of its affiliates only to the extent that such employees need to know such Confidential Information to carry out the receiving Party's obligations under this Agreement; and

               11.2.4 return within [**] of the termination of this Agreement, or at the request of the other Party, all documents, papers and other tangible goods and property, including all copies or reproductions thereof which contain or reflect Confidential Information.

     11.3 As used in this Section 11, "CONFIDENTIAL INFORMATION" shall mean any and all information including, but not limited to, the terms and conditions of this Agreement that is or has been disclosed in writing or orally by either Party to the other Party which is either confidential or proprietary in nature including any reports generated herewith; provided, however, that "Confidential Information" shall not include information which:

               11.3.1 is or becomes generally available to the public through no fault of the receiving Party;

               11.3.2 was or becomes known to, or was or is independently developed by, the receiving Party; provided that it was or is not acquired, directly or indirectly, from the disclosing Party or was or is developed without the use of any Confidential Information of the disclosing Party; or

               11.3.3 is disclosed in good faith to the receiving Party by a third party lawfully in possession of such information and who was not under an obligation of nondisclosure to the disclosing Party with respect of such information.

     11.4 Nothing in this Section 11 shall preclude the following: (a) disclosures to counsel to a Party for the purpose of monitoring regulatory compliance or rendering legal advice pertaining to this Agreement; (b) disclosures to internal or independent auditors of a Party or (c) disclosures made in accordance with or pursuant to law, regulation or legal directive including subpoenas or governmental investigatory inquiry, provided however, that: (1) such disclosures are limited in scope, (ii) that company is notified before such disclosure; and (iii) that the disclosing Party seeks confidential treatment of any confidential information required to be disclosed.

12.0 JOINT PUBLICITY

     12.1 If either Party wishes to make a public announcement concerning this Agreement or the relationship established hereunder and such disclosure mentions the other Party by name or description, such other Party shall be provided with an advance copy of the disclosure and shall have [**] within which to approve or disapprove such use of its name or description (including mention of the name of a Product). Approval shall not be unreasonably withheld by either Party. Absent approval, no public disclosure shall use the name of or otherwise describe such Party except to the extent required by law, or to the extent that the description of the other Party is limited to public information about the availability of a Product.

13.0 TERM AND TERMINATION OF AGREEMENT

     13.1      Term.  This Agreement  shall commence upon the Effective Date and
               ----
               shall continue for a term of three (3) years. This Agreement shall automatically renew for successive additional one (1) year terms unless, not less than ninety (90) days prior to the anniversary date, either Party notifies the other of its intent to terminate this Agreement as of the anniversary date.

     13.2      Termination.  The initial  term of this  Agreement or any renewal
               -----------
               term or any Product Attachment may be terminated only as follows:

               13.2.1    Without  Cause.  This  Agreement may be  terminated  by
                         --------------
                         either  Party  without cause  upon  one hundred  eighty
                         (180) days' prior written notice to the other Party.

               13.2.2    Event of  Material Breach:  Good Cause. This  Agreement
                         --------------------------------------
                         may be terminated by either Party if the other Party shall default in the performance of any of its material obligations under this Agreement, upon forty-five (45) days' prior written notice to the other, specifying the nature of the default, unless such other Party shall cure that default within the forty-five (45) day notice period.

               13.2.3.   Change  in  Law.  This  Agreement  may  be   terminated
                         ---------------
                         immediately by either Party upon providing written notice to the other if any existing federal or state law or regulation is changed, if any new law or regulation is promulgated or if there is made any new or changed interpretation of any law or regulation such that the effect of such changed or new law, regulation or interpretation of any law or interpretation thereof in connection with this Agreement, would materially affect either Party's business, pricing policies or the manner in which either Party does business (including among such effects a requirement that Cytogen gives to others any benefit given to Distributor under this Agreement).

               13.2.4.   Failure   to  Comply   with  Law.  Either   Party   may
                         --------------------------------
                         immediately terminate this Agreement upon providing written notice to the other if any performance under it by the other Party of this Agreement fails to comply in all material respects with any Applicable Law, including without limitation, the laws governing the testing, approval, sale, storage, packaging or distribution of a Product or the Anti-kickback Law as may be amended, supplemented or modified.

               13.2.5.   Best  Price Modification. In the event that the Parties
                         ------------------------
                         are unable to negotiate a modification of this Agreement resulting from the establishment of a new "best price" for a Product or as otherwise required by law within ten (10) days of Cytogen's notice,

                         Cytogen may terminate this Agreement, or the relevant Product Attachment, immediately.

               13.2.6.   Insolvency. This Agreement may be terminated by  either
                         ----------
                         Party immediately upon notice to the other, if the other Party shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, is adjudicated insolvent or bankrupt, or if a receiver or trustee is appointed with respect to a substantial part of such other Party's property or a proceeding is commenced against it which will substantially impair its ability to perform hereunder.

               13.2.7.   Effect  of  Termination. Upon termination or expiration
                         -----------------------
                         of this Agreement, Distributor shall return to Cytogen all Confidential Information of Cytogen.

     13.3      Remedies. Each of the Parties to this Agreement shall be entitled
               --------
               to enforce its rights under this Agreement to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor, regardless of any termination of this Agreement by such breaching Party pursuant to Section 13.

14.0 MISCELLANEOUS

     14.1      Choice of Law. This Agreement  shall be governed by,  interpreted
               -------------
               and construed under the laws of the State of New York, without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

     14.2      Assignment.  This  Agreement  may not be  assigned  or  otherwise
               ----------
               transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may, without such consent, but with notice to the other Party, assign this Agreement, in whole or in part, (a) in connection with the transfer or sale of all or substantially all of the assets of such Party or the line of business or a Product to which this Agreement relates, (b) to the successor entity or acquirer in the event of the merger, consolidation or change of control of a Party hereto, or (c) to any Affiliate of the assigning Party. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume the rights and obligations of its assignor under this Agreement.

     14.3      Waiver. No waiver of any default hereunder by either Party or any
               ------
               failure to enforce any rights hereunder shall be deemed to constitute a waiver of any subsequent default with respect to the same or any other provision hereof. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the Party granting the waiver.

     14.4      Notice.  All  communications  and  notices  from one Party to the
               ------
               other shall be in writing and shall be given by addressing the same to the other at the address or facsimile number set forth in this Agreement, or at such address or facsimile number as either may specify in writing to the other. Communications and notices to Cytogen will be marked "ATTENTION LEGAL DEPARTMENT." All notices shall become effective when deposited in the United States mail with proper postage for first class Registered or Certified Mail prepaid, return receipt requested, or commercial courier or when delivered personally, or, if promptly confirmed by mail or commercial carrier as provided above, when dispatched by facsimile.

     14.5      Amendment. Neither this Agreement nor any of the terms hereof may
               ---------
               be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by each Party.

     14.6      Survival of  Provisions.  Sections  6.2, 6.3, 7, 8, 9, 11, 12, 13
               -----------------------
               and  14   herein   shall   survive   the   expiration   or  other
               termination of this Agreement.

     14.7      Relationship of Parties.  Distributor's relationship with Cytogen
               -----------------------
               hereunder shall be that of independent contractor, and neither Party shall be considered the agent, partner or employee of or a joint venture with the other Party, in its performance of all duties under this Agreement.

     14.8      Cumulative  Remedies.   Except  as  expressly  provided  in  this
               --------------------
               Agreement, and to the extent permitted by law, any remedies described in this Agreement are cumulative and not alternative to any other remedies available at law or in equity.

     14.9      Severability. In the event that any one or more of the provisions
               ------------
               contained in this Agreement are for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been included. The parties shall, in good faith, amend this Agreement to provide, to the extent possible, each Party with the benefits provided by such invalid or unenforceable provision.

     14.10     Headings.  The  headings  contained  in  this  Agreement  are for
               --------
               reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.11     Counterparts.   This   Agreement  may  be  executed  in  multiple
               ------------
               counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

     14.12     Trademarks.   Subject  to  the  terms  and   conditions  of  this
               ----------
               Agreement, Cytogen hereby grants to Distributor's the right to use the trademarks, trade names and logos for the Products solely in connection with its distribution of the Products hereunder.

     14.13     Employment  Solicitation.  During the term of this  Agreement and
               ------------------------
               for a one year period thereafter, neither Party shall hire, solicit for hire, or otherwise engage any employee of the other Party for employment (or the provisions of services under contract) with the first Party, nor any person that was employed by the first Party at any time during the three-month period preceding such hiring, solicitation, or recruitment. Notwithstanding the foregoing, each Party shall be free to hire any employee of the other Party who is responding to a general solicitation.

     14.13     Integration.   This  Agreement,   together  with  all  agreements
               -----------
               attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior oral or written agreements, commitments or understandings with respect thereto.

     In consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the undersigned have agreed to be bound by the terms of this Agreement as of the Effective Date.



ONCOLOGY THERAPEUTICS                       CYTOGEN CORPORATION
   NETWORK, J.V.L.P.



By: /s/ Chuck Sloan                         By: /s/ Michael D. Becker
    ----------------                            --------------------------------
Name:    Chuck Sloan                        Name:  Michael D. Becker
Title:   Vice- President, Operations        Title: President and Chief Executive
                                                   Officer

                                    EXHIBIT A

                                  PRODUCT LIST


---------------------------------------------------------------------------------------------------------------------
PRODUCT NAME: SOLTAMOX  10MG/5ML ORAL SOLUTION


---------------------------------------------------------------------------------------------------------------------
PHYSICAL PROPERTIES:                                         INGREDIENTS:

Clear colourless liquid with the odour and                   Tamoxifen Citrate
flavour of liquorice and aniseed                             Ethanol
                                                             Glycerol
                                                             Propylene Glycol
                                                             Sorbitol
                                                             Liquorice Flavour 545515E
                                                             Aniseed Flavour
                                                             Purified Water

---------------------------------------------------------------------------------------------------------------------
HAZARD INFORMATION:

Hypersensitivity to some of the ingredients may occur.

---------------------------------------------------------------------------------------------------------------------
FIRST AID:                                                   SPILL CLEAN-UP MEASURES:

EYES: Rinse with plenty of clean flowing water or saline     Wearing rubber gloves, carefully mop up spilled medicine
solution for 10 minutes, holding the eyelids open. If        with an absorbent cloth and rinse the cloth out well
discomfort persists, seek medical attention.                 under the tap, flushing down with plenty of water. For
                                                             larger spills, surround the spill with absorbent
SKIN: Remove contaminated clothing and wash before re-use.   material (sand or earth), and then transfer liquid and
Wash the affected area with soap and plenty of water. If     solids into a suitable container. Arrange for disposal
soreness or rashes occur, seek medical attention.            as chemical waste.

INGESTION: If a significant amount has been ingested, or     Once the liquid has been mopped up, wash the area with
if symptoms occur seek medical attention.                    plenty of water and detergent.

INHALATION: This product does not produce any harmful
fumes.
---------------------------------------------------------------------------------------------------------------------
FIRE HAZARDS:                       NON-FLAMMABLE

This  product is  an aqueous solution,  and is  therefore non-flammable. It  may evolve hazardous fumes under fire conditions.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
DATE          JULY 2005                     VERSION NO.             3
---------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                               PRODUCT ATTACHMENT


PRODUCT:  SOLTAMOX(R) (TAMOXIFEN CITRATE)

--------------------------------------------------------------------------------
[**]                      [**]                              [**]
--------------------------------------------------------------------------------
[**]                      [**]                              [**]
--------------------------------------------------------------------------------



Agreed upon this        day of June, 2006:
                 ------


ONCOLOGY THERAPEUTICS                              CYTOGEN CORPORATION
  NETWORK, J.V.L.P.



By: /s/ Chuck Sloan                                By: /s/ William J. Thomas
    ---------------                                    ---------------------
Name:    Chuck Sloan                               Name: William J. Thomas
Title:   Vice- President, Operations               Title: Senior Vice President
                                                          and General Counsel

                                    EXHIBIT C
                                  FEE SCHEDULE

[**]